EQUITABLE
HOLDINGS

Equitable Holdings
Financial Supplement

Second Quarter 2025

Updated for Resegmentation

Effective July 1, 2025, our financial reporting presentation was revised to reflect the reorganization of the Company’s reportable segments to reflect how the Company’s chief operating decision maker now makes operating decisions and assesses performance. We now have three reportable segments: Retirement, Asset Management and Wealth Management. Prior period results have been revised in connection with updates to our reportable segments.

All information included in this financial supplement is unaudited.

This financial supplement should be read in conjunction with Equitable Holdings' filings with the Securities and Exchange Commission (“SEC”) can be accessed upon filing at the SEC’s website at www.sec.gov, and at our website at ir.equitableholdings.com.

2Q 2025 Financial Supplement - Updated for Resegmentation	2

Consolidated Financials
and Key Metrics

2Q 2025 Financial Supplement - Updated for Resegmentation	3

Key Metrics Summary

	For the Year Ended or As of	For the Three Months Ended or As of				For the Year Ended or As of	For the Three Months Ended or As of		For the Six Months Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2023	3/31/2024	6/30/2024	9/30/2024	12/31/2024	12/31/2024	3/31/2025	6/30/2025	6/30/2025

Net income (loss)	$1,624	$195	$565	$28	$1,008	$1,796	$150	$(283)	$(133)
Net income (loss) attributable to the noncontrolling interest	(341)	(103)	(137)	(160)	(116)	(516)	(87)	(66)	(153)
Net income (loss) attributable to Holdings	$1,283	$92	$428	$(132)	$892	$1,280	$63	$(349)	$(286)
Non-GAAP Operating Earnings (1)	$1,663	$477	$495	$517	$515	$2,004	$421	$352	$773

Total equity attributable to Holdings' shareholders	$2,636	$1,992	$1,598	$3,201	$1,565	$1,565	$2,401	$1,149	$1,149
Less: Preferred Stock	1,562	1,562	1,562	1,562	1,507	1,507	1,507	1,228	1,228
Total equity attributable to Holdings' common shareholders	1,074	430	36	1,639	58	58	894	(79)	(79)
Less: Accumulated other comprehensive income (loss)	(7,797)	(8,191)	(8,675)	(6,601)	(8,712)	(8,712)	(7,567)	(7,432)	(7,432)
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$8,871	$8,621	$8,711	$8,240	$8,770	$8,770	$8,461	$7,353	$7,353
Return on Equity (ex. AOCI) (TTM)	13.1%	12.3%	8.8%	(4.5)%	14.0%	14.0%	13.7%	4.9%	4.9%
Non-GAAP Operating ROE (TTM) (1)	17.3%	18.4%	19.3%	21.7%	22.4%	22.4%	21.9%	21.1%	21.1%

Debt to capital:
Debt to Capital (ex. AOCI)	28.1%	27.3%	27.2%	28.1%	27.2%	27.2%	30.3%	33.5%	33.5%
Adjusted debt to capital (ex. AOCI) (4)	28.1%	27.3%	27.2%	28.1%	27.2%	27.2%	28.6%	31.6%	31.6%

Adjusted capital metrics:
Total equity adjustment for Holdings' portion of AB's market value (3)	$2,682	$3,393	$3,177	$3,309	$3,684	$3,684	$4,003	$4,982	$4,982
Book value with AB at market value per common share (ex. AOCI)	$34.61	$36.67	$36.97	$36.61	$40.19	$40.19	$40.69	$40.89	$40.89
Adjusted debt to capital with AB at market value (ex. AOCI) (4)	23.7%	22.0%	22.2%	22.6%	21.5%	21.5%	22.3%	22.8%	22.8%

Per common share:
Diluted earnings per common share: (2)
Net income (loss) attributable to Holdings	$3.42	$0.23	$1.23	$(0.46)	$2.74	$3.69	$0.16	$(1.21)	$(1.04)
Non-GAAP Operating Earnings (1)	$4.50	$1.39	$1.43	$1.58	$1.55	$5.92	$1.30	$1.10	$2.43
Book value per common share	$3.22	$1.31	$0.11	$5.20	$0.19	$0.19	$2.92	$(0.26)	$(0.26)
Book value per common share (ex. AOCI)	$26.58	$26.31	$27.09	$26.12	$28.30	$28.30	$27.62	$24.37	$24.37

Weighted-average common shares outstanding:
Basic	350.1	330.2	324.2	318.2	312.2	321.2	307.8	303.2	305.5
Diluted	351.6	332.7	327.3	318.2	316.5	324.8	311.9	303.2	305.5

Ending common shares outstanding	333.8	327.6	321.6	315.5	309.9	309.9	306.3	301.7	301.7

Return to common shareholders:
Common stock dividend	$301	$73	$78	$76	$75	$302	$74	$82	$156
Repurchase of common shares	919	253	247	254	260	1,014	261	236	497
Total capital returned to common shareholders	$1,220	$326	$325	$330	$335	$1,316	$335	$318	$653

Notes:
(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial and Product Terms" sections of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Non-GAAP Reconciliation” section in this document.
(2) For loss periods, dilutive shares were not included in the calculation of net income (loss) available to shareholders per common share or Non-GAAP Operating Earnings per common share as inclusion of such shares would have an anti-dilutive effect.
(3) Adjustment for AB market value represents the difference between EQH economic interest in AB's total units multiplied by AB's total units and EQH economic interest in AB's Total Partners' Capital Attributable to AB Unitholders ex. AOCI. As of June 30, 2025, March 31, 2025, December 31, 2024, September 30, 2024, June 30, 2024, March 31, 2024 and December 31, 2023, AB's total units, including General Partnership units ABLP units, were 295.0 million, 295.2 million, 295.1 million, 288.4 million, 289.7 million, 290.2 million and 288.0 million, respectively. This is a pro-forma calculation not the figures recorded in our financial statements.
(4) Adjusted to reflect 50% equity credit for $500 million of Junior Subordinated debt issued during Q1’25

2Q 2025 Financial Supplement - Updated for Resegmentation	4

Consolidated Statements of Income (Loss)

	For the Year Ended	For the Three Months Ended				For the Year Ended	For the Three Months Ended		For the Six Months Ended
(in millions USD, unless otherwise indicated)	12/31/2023	3/31/2024	6/30/2024	9/30/2024	12/31/2024	12/31/2024	3/31/2025	6/30/2025	6/30/2025

Revenues
Policy charges and fee income	$2,380	$614	$617	$626	$638	$2,495	$636	$626	$1,262
Premiums	1,095	285	282	312	293	1,172	304	260	564
Net derivative gains (losses)	(2,397)	(1,376)	(208)	(714)	(253)	(2,551)	799	(1,374)	(575)
Net investment income (loss)	4,270	1,210	1,167	1,308	1,196	4,881	1,248	1,355	2,603
Investment gains (losses), net	(713)	(39)	(16)	(46)	(32)	(133)	(14)	(71)	(85)
Investment management and service fees	4,820	1,278	1,240	1,287	1,458	5,263	1,285	1,272	2,557
Other income	1,005	258	425	300	315	1,298	318	294	612
Total revenues	10,460	2,230	3,507	3,073	3,615	12,425	4,576	2,362	6,938

Benefits and other deductions
Policyholders’ benefits	2,754	677	667	663	689	2,696	759	787	1,546
Remeasurement of liability for future policy benefits	86	5	(7)	(1)	(3)	(6)	(2)	(13)	(15)
Change in market risk benefits and purchased market risk benefits	(1,815)	(1,088)	(132)	97	(817)	(1,940)	672	(606)	66
Interest credited to policyholders’ account balances	2,041	579	599	701	614	2,493	678	796	1,474
Compensation and benefits	2,323	620	577	571	683	2,451	601	592	1,193
Commissions and distribution-related payments	1,590	437	463	485	511	1,896	501	488	989
Interest expense	228	57	62	55	52	226	55	61	116
Amortization of deferred policy acquisition costs	641	172	169	184	186	711	188	193	381
Other operating costs and expenses	1,898	552	428	329	513	1,822	950	427	1,377
Total benefits and other deductions	9,746	2,011	2,826	3,084	2,428	10,349	4,402	2,725	7,127

Income (loss) from operations, before income taxes	714	219	681	(11)	1,187	2,076	174	(363)	(189)
Income tax (expense) benefit	910	(24)	(116)	39	(179)	(280)	(24)	80	56
Net income (loss)	1,624	195	565	28	1,008	1,796	150	(283)	(133)
Less: net (income) loss attributable to the noncontrolling interest	(341)	(103)	(137)	(160)	(116)	(516)	(87)	(66)	(153)
Net income (loss) attributable to Holdings	$1,283	$92	$428	$(132)	$892	$1,280	$63	$(349)	$(286)
Less: Preferred stock dividends	(80)	(14)	(26)	(14)	(26)	(80)	(14)	(18)	(32)
Net income (loss) available to Holdings' common shareholders	$1,203	$78	$402	$(146)	$866	$1,200	$49	$(367)	$(318)
Adjustments related to:
Variable annuity product features (1) (4)	$593	$330	$81	$756	$(530)	$637	$211	$934	$1,145
Investment (gains) losses, net	713	39	16	46	32	133	14	71	85
Net actuarial (gains) losses related to pension and other postretirement benefit obligations	39	17	14	13	16	60	11	11	22
Other adjustments (2) (5) (6)	350	91	(33)	1	34	93	205	(137)	68
Income tax expense (benefit) related to above adjustments	(356)	(100)	(16)	(172)	94	(194)	(92)	(185)	(277)
Non-recurring tax items (7)	(959)	8	5	5	(23)	(5)	9	7	16
Non-GAAP Operating earnings (3)	$1,663	$477	$495	$517	$515	$2,004	$421	$352	$773

Notes:
(1) As a result of the novation of certain Legacy VA policies completed during the first quarter of 2025, the Company recorded a loss of $499 million in pre-tax net income and an increase of $263 million in pre-tax AOCI, for a total impact loss of $236 million for the three months ended March 31, 2025 and six months ended June 30, 2025.
(2) Includes a loss of $165 million on Non-VA derivatives for the three months ended March 31, 2025 and a gain of $198 million and $33 million on Non-VA derivatives for the three and six months ended June 30, 2025, respectively. Includes $14 million of expense related to a disputed billing practice of an AB third-party service provider for the three and six months ended June 30, 2025, respectively, and certain gross legal expenses related to the COI litigation of $106 million for the three months ended June 30, 2024.

(3) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial and Product Terms" sections of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Non-GAAP Reconciliation” section in this document.
(4) Includes the impact of favorable assumption updates of $16 million and $40 million for the year ended December 31, 2024 and 2023, respectively.
(5) Includes certain gross legal expenses related to the COI litigation of $106 million and $144 million for the year ended December 31, 2024 and 2023, respectively. Includes the impact of annual actuarial assumptions updates related to LFPB of $61 million for the year ended December 31, 2023. Includes Non-GMxB related derivative hedge losses (gains) of $6 million and $34 million for the year ended December 31, 2024 and 2023, respectively.

(6) For the year ended December 31, 2024, includes $82 million of the gain on sale on AB's Bernstein Research Service attributable to Holdings and includes $78 million contingent payment gain recognized in connection with a fair value remeasurement of the contingent payment liability associated with AB's acquisition of CarVal in 2022.

(7) For 2023 non-recurring tax items reflect primarily the effect of uncertain tax positions for a given audit period. Includes a decrease of the deferred tax valuation allowance of $1.0 billion for the year ended December 31, 2023.

2Q 2025 Financial Supplement - Updated for Resegmentation	5

Consolidated Balance Sheets

	Balances as of
(in millions USD, unless otherwise indicated)	12/31/2023	3/31/2024	6/30/2024	9/30/2024	12/31/2024	3/31/2025	6/30/2025

Assets
Total investments	$102,173	$102,620	$107,726	$114,246	$116,441	$118,908	$121,798
Cash and cash equivalents	8,239	10,357	9,684	9,579	6,964	8,164	14,957
Cash and securities segregated, at fair value	868	866	592	547	500	772	483
Broker-dealer related receivables	1,837	1,808	1,801	1,898	1,961	1,931	1,933
Deferred policy acquisition costs	6,705	6,804	6,924	7,031	7,170	7,262	7,361
Goodwill and other intangible assets, net	5,433	5,419	5,403	5,388	5,371	5,356	5,342
Amounts due from reinsurers	8,197	8,252	8,087	8,068	7,899	7,523	7,501
Current and deferred income taxes	2,054	2,075	2,129	1,707	2,003	1,687	1,749
Purchased market risk benefits	9,455	8,348	8,002	8,492	7,376	5,976	5,543
Other assets	3,324	3,619	3,828	3,738	4,462	4,574	3,962
Assets held-for-sale	565	745	—	—	—	—	—
Assets for market risk benefits	594	821	799	740	863	644	776
Separate Accounts assets	127,251	133,735	132,664	137,407	134,717	124,569	131,683
Total assets	$276,695	$285,469	$287,639	$298,841	$295,727	$287,366	$303,088

Liabilities
Policyholders’ account balances	$95,643	$100,228	$104,049	$107,404	$110,929	$112,793	$123,359
Liability for market risk benefits	14,630	12,833	12,612	13,197	11,810	10,864	10,187
Future policy benefits and other policyholders’ liabilities	17,374	17,340	17,433	17,936	17,613	17,372	17,557
Broker-dealer related payables	1,232	1,022	839	1,382	775	642	1,454
Customers related payables	2,201	2,162	2,060	1,795	1,933	2,135	1,885
Amounts due to reinsurers	1,457	1,402	1,373	1,426	1,421	1,357	1,350
Short-term debt	254	—	—	—	—	—	—
Long-term debt	3,820	3,821	3,830	3,831	3,833	4,330	4,332
Notes issued by consolidated variable interest entities, at fair value using the fair value option	1,559	1,580	1,740	1,744	2,116	2,110	2,471
Other liabilities	5,976	6,401	6,612	6,540	7,032	6,700	5,847
Liabilities held-for-sale	153	239	—	—	—	—	—
Separate Accounts liabilities	127,251	133,735	132,664	137,407	134,717	124,569	131,683
Total liabilities	271,550	280,763	283,212	292,662	292,179	282,872	300,125
Redeemable noncontrolling interest	770	991	1,088	1,223	125	289	358

Equity
Preferred stock	1,562	1,562	1,562	1,562	1,507	1,507	1,228
Common stock	5	5	5	5	5	5	5
Additional paid-in capital	2,328	2,322	2,337	2,343	2,336	2,305	1,901
Treasury shares	(3,712)	(3,801)	(3,932)	(4,072)	(4,198)	(4,296)	(4,423)
Retained earnings	10,250	10,095	10,301	9,964	10,627	10,447	9,870
Accumulated other comprehensive income (loss)	(7,797)	(8,191)	(8,675)	(6,601)	(8,712)	(7,567)	(7,432)
Total equity attributable to Holdings	2,636	1,992	1,598	3,201	1,565	2,401	1,149
Noncontrolling interest	1,739	1,723	1,741	1,755	1,858	1,804	1,456
Total equity	4,375	3,715	3,339	4,956	3,423	4,205	2,605
Total liabilities, redeemable noncontrolling interest and equity	$276,695	$285,469	$287,639	$298,841	$295,727	$287,366	$303,088

2Q 2025 Financial Supplement - Updated for Resegmentation	6

Consolidated Capital Structure

	Balances as of
(in millions USD, unless otherwise indicated)	12/31/2023	3/31/2024	6/30/2024	9/30/2024	12/31/2024	3/31/2025	6/30/2025

Short-term and long-term debt:
Short-term debt
AB commercial paper	$254	$—	$—	$—	$—	$—	$—
AB revolving credit facility	—	—	—	—	—	—	—
CLO Warehousing Debt	—	—	—	—	—	—	—
Current portion of long-term debt	—	—	—	—	—	—	—
Total short-term debt	254	—	—	—	—	—	—

Total long-term debt	3,820	3,821	3,830	3,831	3,833	4,330	4,332

Total short-term and long-term debt: [A]	$4,074	$3,821	$3,830	$3,831	$3,833	$4,330	$4,332

Equity:
Preferred stock	$1,562	$1,562	$1,562	$1,562	$1,507	$1,507	$1,228
Common stock	5	5	5	5	5	5	5
Additional paid-in capital	2,328	2,322	2,337	2,343	2,336	2,305	1,901
Treasury stock, at cost	(3,712)	(3,801)	(3,932)	(4,072)	(4,198)	(4,296)	(4,423)
Retained earnings	10,250	10,095	10,301	9,964	10,627	10,447	9,870
Accumulated other comprehensive income (loss)	(7,797)	(8,191)	(8,675)	(6,601)	(8,712)	(7,567)	(7,432)
Total equity attributable to Holdings	2,636	1,992	1,598	3,201	1,565	2,401	1,149
Noncontrolling interest	1,739	1,723	1,741	1,755	1,858	1,804	1,456
Total equity	$4,375	$3,715	$3,339	$4,956	$3,423	$4,205	$2,605

Total equity attributable to Holdings, (ex. AOCI): [B]	$10,433	$10,183	$10,273	$9,802	$10,277	$9,968	$8,581

Capital:
Total capitalization	$6,710	$5,813	$5,428	$7,032	$5,398	$6,731	$5,481
Total capitalization (ex. AOCI): [A+B] (2)	$14,507	$14,004	$14,103	$13,633	$14,110	$14,298	$12,913

Debt to capital:
Debt to capital (ex. AOCI) (1)	28.1%	27.3%	27.2%	28.1%	27.2%	30.3%	33.5%
Adjusted debt to capital (ex. AOCI) (2)	28.1%	27.3%	27.2%	28.1%	27.2%	28.6%	31.6%
Adjusted debt to capital with AB at market value (ex. AOCI) (3)	23.7%	22.0%	22.2%	22.6%	21.5%	22.3%	22.8%

	For the Three Months Ended
Roll-forward of common shares outstanding (millions of shares):
Beginning balance	342.0	333.8	327.6	321.6	315.5	309.9	306.3
Repurchases	(3.9)	(3.2)	(3.2)	(3.4)	(2.6)	(2.3)	(2.4)
Retirements	(4.4)	(4.3)	(3.1)	(2.8)	(3.1)	(2.7)	(2.4)
Issuances	0.1	1.3	0.3	0.1	0.1	1.4	0.2
Ending basic common shares outstanding	333.8	327.6	321.6	315.5	309.9	306.3	301.7
Total potentially dilutive shares	1.5	2.5	3.2	3.4	3.6	4.1	3.0
Ending common shares outstanding - maximum potential dilution	335.3	330.1	324.7	318.9	313.5	310.4	304.7
Notes:
(1) Debt to capital ratio exclusive of CLO Warehousing Debt as the VIE debt is non-recourse.
(2) Adjusted to reflect 50% equity credit for $500 million of Junior Subordinated debt issued during Q1’25

2Q 2025 Financial Supplement - Updated for Resegmentation	7

Operating Earnings (Loss) by Segment and Corporate and Other (1/2)

	For the Three Months Ended June 30, 2025
(in millions USD, unless otherwise indicated)	Retirement	Asset Management	Wealth Management	Corporate and Other	Eliminations	Consolidated
Revenues
Policy charges, fee income and premiums	$287	$—	$—	$599	$—	$886
Net investment income (loss)	1,045	22	2	277	31	1,377
Net derivative gains (losses)	(5)	(11)	—	(12)	5	(23)
Investment management, service fees and other income	161	1,083	467	116	(266)	1,561
Segment revenues	1,488	1,094	469	980	(230)	3,801
Benefits and other deductions
Policyholders’ benefits	76	—	—	711	—	787
Remeasurement of liability for future policy benefits	—	—	—	(13)	—	(13)
Interest credited to policyholders’ account balances	632	—	—	173	—	805
Commissions and distribution-related payments	145	197	296	72	(222)	488
Amortization of deferred policy acquisition costs	143	—	—	50	—	193
Compensation and benefits, interest expense and financing fees and other operating costs and expense	71	634	105	210	(8)	1,012
Segment benefits and other deductions	1,067	831	401	1,203	(230)	3,272
Operating earnings (loss), before income taxes	421	263	68	(223)	—	529
Income Taxes	(70)	(48)	(18)	44	—	(92)
Operating earnings (loss), before noncontrolling interest	351	215	50	(179)	—	437
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	(84)	—	(1)	—	(85)
Operating earnings (loss)	$351	$131	$50	$(180)	$—	$352

	For the Three Months Ended June 30, 2024
	Retirement	Asset Management	Wealth Management	Corporate and Other	Eliminations	Consolidated
Revenues
Policy charges, fee income and premiums	$288	$—	$—	$611	$—	$899
Net investment income (loss)	896	7	4	263	22	1,192
Net derivative gains (losses)	(6)	(1)	—	(3)	6	(4)
Investment Management, service fees and other income	158	1,045	437	146	(255)	1,531
Segment revenues	1,336	1,051	441	1,017	(227)	3,618
Benefits and other deductions
Policyholders’ benefits	78	—	—	589	—	667
Remeasurement of liability for future policy benefits	1	—	—	(8)	—	(7)
Interest credited to policyholders’ account balances	454	—	—	144	—	598
Commissions and distribution-related payments	126	180	282	89	(214)	463
Amortization of deferred policy acquisition costs	119	—	—	50	—	169
Compensation and benefits, interest expense and financing fees and other operating costs and expense	80	633	98	210	(13)	1,008
Segment benefits and other deductions	858	813	380	1,074	(227)	2,898
Operating earnings (loss), before income taxes	478	238	61	(57)	—	720
Income Taxes	(68)	(42)	(17)	8	—	(119)
Operating earnings (loss), before noncontrolling interest	410	196	44	(49)	—	601
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	(95)	—	(11)	—	(106)
Operating earnings (loss)	$410	$101	$44	$(60)	$—	$495

2Q 2025 Financial Supplement - Updated for Resegmentation	8

Operating Earnings (Loss) by Segment and Corporate and Other (2/2)

	For the Six Months Ended June 30, 2025
(in millions USD, unless otherwise indicated)	Retirement		Asset Management	Wealth Management	Corporate and Other	Eliminations	Consolidated
Revenues
Policy charges, fee income and premiums	$593		$—	$—	$1,233	$—	$1,826
Net investment income (loss)	2,028		25	5	508	56	2,622
Net derivative gains (losses)	(10)		(24)	—	(3)	10	(27)
Investment Management, service fees and other income	328		2,181	926	255	(526)	3,164
Segment revenues	2,939		2,182	931	1,993	(460)	7,585
Benefits and other deductions
Policyholders’ benefits	168		—	—	1,378	—	1,546
Remeasurement of liability for future policy benefits	(1)		—	—	(14)	—	(15)
Interest credited to policyholders’ account balances	1,162		—	—	306	—	1,468
Commissions and distribution-related payments	287		398	589	155	(440)	989
Amortization of deferred policy acquisition costs	282		—	—	99	—	381
Compensation and benefits, interest expense and financing fees and other operating costs and expense	175		1,248	214	438	(20)	2,055
Segment benefits and other deductions	2,073		1,646	803	2,362	(460)	6,424
Operating earnings (loss), before income taxes	866		536	128	(369)	—	1,161
Income Taxes	(138)		(89)	(33)	66	—	(194)
Operating earnings (loss), before noncontrolling interest	728		447	95	(303)	—	967
Less: Operating (earnings) loss attributable to the noncontrolling interest	—		(190)	—	(4)	—	(194)
Operating earnings (loss)	$728		$257	$95	$(307)	$—	$773

	For the Six Months Ended June 30, 2024
	Retirement		Asset Management	Wealth Management	Corporate and Other	Eliminations	Consolidated
Revenues
Policy charges, fee income and premiums	$569	0	$—	$—	$1,229	$—	$1,798
Net investment income (loss)	1,736		15	8	564	43	2,366
Net derivative gains (losses)	(11)		(6)	—	(11)	11	(17)
Investment Management, service fees and other income	322		2,135	855	295	(497)	3,110
Segment revenues	2,616		2,144	863	2,077	(443)	7,257
Benefits and other deductions
Policyholders’ benefits	155		—	—	1,189	—	1,344
Remeasurement of liability for future policy benefits	(2)		—	—	—	—	(2)
Interest credited to policyholders’ account balances	880		—	—	297	—	1,177
Commissions and distribution-related payments	247		353	542	172	(414)	900
Amortization of deferred policy acquisition costs	243		—	—	98	—	341
Compensation and benefits, interest expense and financing fees and other operating costs and expense	169		1,305	203	434	(29)	2,082
Segment benefits and other deductions	1,692		1,658	745	2,190	(443)	5,842
Operating earnings (loss), before income taxes	924		486	118	(113)	—	1,415
Income Taxes	(132)		(86)	(32)	21	—	(229)
Operating earnings (loss), before noncontrolling interest	792		400	86	(92)	—	1,186
Less: Operating (earnings) loss attributable to the noncontrolling interest	—		(193)	—	(21)	—	(214)
Operating earnings (loss)	$792		$207	$86	$(113)	$—	$972

2Q 2025 Financial Supplement - Updated for Resegmentation	9

Assets Under Management and Administration

	Balances as of
(in billions USD, unless otherwise indicated)	12/31/2023	3/31/2024	6/30/2024	9/30/2024	12/31/2024	3/31/2025	6/30/2025

AB AUM
Total AB	$725.2	$758.7	$769.5	$805.9	$792.2	$784.5	$829.1
Exclusion for General Account and other Affiliated Accounts	(75.5)	(76.8)	(80.8)	(85.0)	(84.2)	(87.4)	(90.0)
Exclusion for Separate Accounts	(44.0)	(46.4)	(46.3)	(48.4)	(47.3)	(44.7)	(47.8)
AB third party	$605.7	$635.4	$642.4	$672.6	$660.7	$652.4	$691.3

Total Company AUM
AB third party	$605.7	$635.4	$642.4	$672.6	$660.7	$652.4	$691.3
General Account and other Affiliated Accounts (1) (3) (4)	110.4	113.0	117.4	123.8	123.4	127.1	136.8
Separate Accounts (2) (3) (4)	127.3	133.7	132.7	137.4	134.7	124.6	131.7
Total AUM	$843.4	$882.1	$892.5	$933.8	$918.8	$904.0	$959.7

Total AUA (5)	$88.2	$92.5	$94.8	$101.5	$101.7	$102.1	$110.3
Total AUM/A	$931.6	$974.6	$987.3	$1,035.3	$1,020.5	$1,006.1	$1,070.0

Market Values:
S&P 500	4,770	5,254	5,460	5,762	5,882	5,612	6,205
US 10-Year Treasury	3.9%	4.2%	4.4%	3.7%	4.6%	4.2%	4.2%
Notes:
(1) “General Account and other Affiliated Accounts” refers to assets held in the general accounts of our insurance companies and other assets on which we bear the investment risk.
(2) “Separate Accounts” refers to the separate account investment assets of our insurance subsidiaries excluding any assets on which we bear the investment risk.
(3) As of June 30, 2025, March 31, 2025, December 31, 2024, September 30, 2024, June 30, 2024, March 31, 2024 and December 31, 2023, Separate Account is inclusive of $8.2 billion, $7.9 billion, $12.3 billion, $12.8 billion, $12.5 billion, $12.9 billion and $12.5 billion & General Account AUM is inclusive of $31 million, $31 million, $43 million, $44 million, $46 million, $47 million and $49 million respectively, Account Value ceded to Venerable.

(4) As of June 30, 2025, March 31, 2025, December 31, 2024, September 30, 2024, June 30, 2024, March 31, 2024 and December 31, 2023, Separate Account is inclusive of $7.0 billion, $6.5 billion, $6.9 billion, $7.1 billion, $6.8 billion, $6.9 billion and $6.4 billion & General Account AUM is inclusive of $3.1 billion, $3.2 billion, $3.2 billion, $3.3 billion, $3.4 billion, $3.5 billion and $3.6 billion, respectively, Account Value ceded to Global Atlantic.

(5) Includes Advisory, Brokerage and Direct assets included in our Wealth Management segment.

2Q 2025 Financial Supplement - Updated for Resegmentation	10

Business Segments:
Operating Earnings Results and Metrics

2Q 2025 Financial Supplement - Updated for Resegmentation	11

Retirement - Operating Earnings (Loss) and Summary Metrics

	For the Year Ended or As of	For the Three Months Ended or As of				For the Year Ended or As of	For the Three Months Ended or As of		For the Six Months Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2023	3/31/2024	6/30/2024	9/30/2024	12/31/2024	12/31/2024	3/31/2025	6/30/2025	6/30/2025

Revenues
Policy charges, fee income and premiums	$1,059	$281	$288	$305	$305	$1,179	$306	$287	$593
Net investment income (loss)	2,939	840	896	959	942	3,637	983	1,045	2,028
Net derivative gains (losses)	(21)	(5)	(6)	(5)	(6)	(22)	(5)	(5)	(10)
Investment management, service fees and other income	617	164	158	180	183	685	167	161	328
Segment revenues	4,594	1,280	1,336	1,439	1,424	5,479	1,451	1,488	2,939

Benefits and other deductions
Policyholders’ benefits	299	77	78	83	86	324	92	76	168
Remeasurement of liability for future policy benefits	(2)	(3)	1	1	(1)	(2)	(1)	—	(1)
Interest credited to policyholders’ account balances	1,469	426	454	520	530	1,930	530	632	1,162
Commissions and distribution-related payments	417	121	126	136	143	526	142	145	287
Amortization of deferred policy acquisition costs	447	124	119	135	135	513	139	143	282
Compensation and benefits, interest expense and financing fees and other operating costs and expense	314	89	80	80	93	342	104	71	175
Segment benefits and other deductions	2,944	834	858	955	986	3,633	1,006	1,067	2,073

Operating earnings (loss), before income taxes	1,650	446	478	484	438	1,846	445	421	866
Income taxes	(272)	(64)	(68)	(68)	(55)	(255)	(68)	(70)	(138)
Operating earnings (loss), before noncontrolling interest	1,378	382	410	416	383	1,591	377	351	728
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—	—	—	—
Operating earnings (loss)	$1,378	$382	$410	$416	$383	$1,591	$377	$351	$728

Summary Metrics

Operating earnings (loss) (TTM)	$1,378	$1,454	$1,536	$1,641	$1,591	$1,591	$1,586	$1,527	$1,527

Average asset value (TTM)	$128,627	$132,614	$136,334	$140,673	$145,408	$145,408	$149,051	$153,648	$153,648

Return on assets (TTM)	1.28%	1.31%	1.34%	1.37%	1.27%	1.27%	1.24%	1.16%	1.16%

Net flows	$5,311	$1,514	$2,261	$1,664	$1,614	$7,053	$1,624	$1,919	$3,543

Additional Detail

Net investment income (loss):
Investment income, excluding alternatives	$2,912	$819	$874	$939	$925	$3,557	$953	$1,025	$1,978
Alternative investment income	27	21	22	20	17	80	30	20	50
Total Net investment income (loss)	$2,939	$840	$896	$959	$942	$3,637	$983	$1,045	$2,028

Net interest margin	$1,449	$409	$436	$434	$406	$1,685	$448	$408	$856

2Q 2025 Financial Supplement - Updated for Resegmentation	12

Retirement - Select Operating Metrics

	For the Year Ended or As of	For the Three Months Ended or As of				For the Year Ended or As of	For the Three Months Ended or As of		For the Six Months Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2023	3/31/2024	6/30/2024	9/30/2024	12/31/2024	12/31/2024	3/31/2025	6/30/2025	6/30/2025

Sales Metrics (Net of Reinsurance)
First Year Premiums and Deposits:
Registered indexed-linked annuities (RILA)	$11,334	$3,416	$3,464	$3,628	$3,746	$14,254	$3,534	$3,772	$7,306
Traditional variable annuities	2,767	890	1,012	1,188	1,081	4,171	1,000	984	1,984
Tax-exempt	1,113	316	299	311	326	1,252	349	297	646
Corporate	356	93	108	115	93	409	78	70	148
Institutional	98	16	542	26	108	692	424	325	749
Other	138	30	31	43	40	144	31	64	95
Total First Year Premiums and Deposits	$15,806	$4,761	$5,456	$5,311	$5,394	$20,922	$5,416	$5,512	$10,928

Renewal Premiums and Deposits:
Tax-exempt	$1,703	$453	$492	$381	$492	$1,818	$486	$512	$998
Corporate	378	99	93	92	93	377	103	91	194
Other	395	109	94	86	95	384	91	88	179
Total Renewal Premiums and Deposits	$2,476	$661	$679	$559	$680	$2,579	$680	$691	$1,371

Total Premiums and Deposits	$18,282	$5,422	$6,135	$5,870	$6,074	$23,501	$6,096	$6,203	$12,299

Net Amount at Risk (NAR)
Total GMIB NAR	$14	$17	$21	$31	$31	$31	$45	$52	$52
Total GMWB NAR	$—	$—	$—	$—	$—	$—	$—	$—	$—
Total GMDB NAR	$3,114	$2,874	$2,981	$2,714	$2,986	$2,986	$3,277	$3,058	$3,058
MRB Reserves (Net of Reinsurance)	$602	$294	$378	$547	$436	$436	$711	$596	$596

2Q 2025 Financial Supplement - Updated for Resegmentation	13

Retirement - Asset Value Rollforward

	For the Year Ended or As of	For the Three Months Ended or As of				For the Year Ended or As of	For the Three Months Ended or As of		For the Six Months Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2023	3/31/2024	6/30/2024	9/30/2024	12/31/2024	12/31/2024	3/31/2025	6/30/2025	6/30/2025
General Account:
Account value balance, beginning of period	$47,292	$61,339	$66,465	$70,835	$75,842	$61,339	$78,361	$79,820	$78,361
Premiums and deposits (1)	11,777	3,632	4,263	3,860	3,877	15,632	4,529	4,288	8,817
Surrenders, withdrawals and benefits	(5,388)	(1,586)	(1,523)	(1,704)	(1,787)	(6,600)	(1,840)	(1,891)	(3,731)
Net flows	6,389	2,046	2,740	2,156	2,090	9,032	2,689	2,397	5,086
Change in market value and reinvestment	1,721	(12)	351	1,342	(843)	838	1,706	584	2,290
Change in fair value of embedded derivative instruments	5,927	3,092	1,279	1,509	1,272	7,152	(2,936)	4,612	1,676
Other	10	—	—	—	—	—	—	—	—
Account value balance, end of period	61,339	66,465	70,835	75,842	78,361	78,361	79,820	87,413	87,413
Embedded derivative value, end of period	10,555	13,549	14,746	16,043	17,000	17,000	13,816	18,097	18,097
Account value balance, end of period (net of embedded derivatives)	50,784	52,916	56,089	59,799	61,361	61,361	66,004	69,316	69,316
Total spread lending balances, end of period	13,899	13,433	13,430	12,973	12,908	12,908	13,943	16,315	16,315
Reserves, end of period (excluding MRBs)	4,539	4,649	4,762	5,164	5,107	5,107	4,842	4,995	4,995
Balance, end of period, General Account asset value	$69,222	$70,998	$74,281	$77,936	$79,376	$79,376	$84,789	$90,626	$90,626

Separate Accounts:
Account value balance, beginning of period	$59,296	$67,139	$70,670	$70,694	$73,886	$67,139	$72,837	$69,788	$72,837
Premiums and deposits (1)	6,362	1,742	1,828	1,950	2,141	7,661	1,524	1,876	3,400
Surrenders, withdrawals and benefits	(7,440)	(2,274)	(2,307)	(2,442)	(2,617)	(9,640)	(2,589)	(2,354)	(4,943)
Net flows	(1,078)	(532)	(479)	(492)	(476)	(1,979)	(1,065)	(478)	(1,543)
Change in market value and reinvestment	8,898	4,063	503	3,684	(573)	7,677	(1,984)	4,719	2,735
Other	23	—	—	—	—	—	—	—	—
Balance, end of period, Separate Accounts asset value	$67,139	$70,670	$70,694	$73,886	$72,837	$72,837	$69,788	$74,029	$74,029

Total:
Account value balance, beginning of period	$106,588	$128,478	$137,135	$141,529	$149,728	$128,478	$151,198	$149,608	$151,198
Premiums and deposits (1)	18,139	5,374	6,091	5,810	6,018	23,293	6,053	6,164	12,217
Surrenders, withdrawals and benefits	(12,828)	(3,860)	(3,830)	(4,146)	(4,404)	(16,240)	(4,429)	(4,245)	(8,674)
Net flows	5,311	1,514	2,261	1,664	1,614	7,053	1,624	1,919	3,543
Change in market value and reinvestment	10,619	4,051	854	5,026	(1,416)	8,515	(278)	5,303	5,025
Change in fair value of embedded derivative instruments	5,927	3,092	1,279	1,509	1,272	7,152	(2,936)	4,612	1,676
Other	33	—	—	—	—	—	—	—	—
Account value balance, end of period	128,478	137,135	141,529	149,728	151,198	151,198	149,608	161,442	161,442
Embedded derivative value, end of period	10,555	13,549	14,746	16,043	17,000	17,000	13,816	18,097	18,097
Account value balance, end of period (net of embedded derivatives)	117,923	123,586	126,783	133,685	134,198	134,198	135,792	143,345	143,345
Total spread lending balances, end of period	13,899	13,433	13,430	12,973	12,908	12,908	13,943	16,315	16,315
Reserves, end of period (excluding MRBs)	4,539	4,649	4,762	5,164	5,107	5,107	4,842	4,995	4,995
Balance, end of period, total asset value	$136,361	$141,668	$144,975	$151,822	$152,213	$152,213	$154,577	$164,655	$164,655

Notes:
(1) Includes deposits from certain other products not reported as first year premiums and deposits or renewal premiums and deposits elsewhere in this document.

2Q 2025 Financial Supplement - Updated for Resegmentation	14

Asset Management - Operating Earnings (Loss) and Summary Metrics

	For the Year Ended or As of	For the Three Months Ended or As of				For the Year Ended or As of	For the Three Months Ended or As of		For the Six Months Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2023	3/31/2024	6/30/2024	9/30/2024	12/31/2024	12/31/2024	3/31/2025	6/30/2025	6/30/2025

Revenues
Net investment income (loss)	$18	$8	$7	$17	$(5)	$27	$3	$22	$25
Net derivative gains (losses)	(16)	(5)	(1)	(16)	15	(7)	(13)	(11)	(24)
Investment management, service fees and other income	4,115	1,090	1,045	1,085	1,239	4,459	1,098	1,083	2,181
Segment revenues	4,117	1,093	1,051	1,086	1,249	4,479	1,088	1,094	2,182

Benefits and other deductions
Commissions and distribution-related payments	610	173	180	192	197	742	201	197	398
Compensation and benefits, interest expense and financing fees and other operating costs and expense	2,621	672	633	641	707	2,653	614	634	1,248
Segment benefits and other deductions	3,231	845	813	833	904	3,395	815	831	1,646

Operating earnings (loss), before income taxes	886	248	238	253	345	1,084	273	263	536
Income taxes	(126)	(44)	(42)	(42)	(50)	(178)	(41)	(48)	(89)
Operating earnings (loss), before noncontrolling interest	760	204	196	211	295	906	232	215	447
Less: Operating (earnings) loss attributable to the noncontrolling interest	(349)	(98)	(95)	(100)	(134)	(427)	(106)	(84)	(190)
Operating earnings (loss)	$411	$106	$101	$111	$161	$479	$126	$131	$257

Summary Metrics

Adjusted operating margin (1)	28.2%	30.3%	30.8%	31.3%	36.4%	32.3%	33.7%	32.3%	33.0%

Net flows (in billions USD)	$(7.0)	$0.5	$0.9	$1.1	$(4.8)	$(2.2)	$2.4	$(6.7)	$(4.3)

Total AUM (in billions USD)	$725.2	$758.7	$769.5	$805.9	$792.2	$792.2	$784.5	$829.1	$829.1

Ownership Structure of AB

Holdings and its subsidiaries	59.8%	59.6%	59.7%	60.0%	61.9%	61.9%	61.8%	61.9%	61.9%
AB Holding	39.5%	39.7%	39.6%	39.3%	37.5%	37.5%	37.5%	37.5%	37.5%
Unaffiliated holders	0.7%	0.7%	0.7%	0.7%	0.6%	0.6%	0.7%	0.6%	0.6%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

EQH economic interest	61.2%	61.0%	61.2%	61.6%	61.9%	61.9%	61.9%	68.6%	68.6%

EQH average economic interest	61.5%	61.1%	61.1%	61.4%	61.8%	61.3%	61.9%	68.6%	65.2%

Units of limited partnership outstanding (in millions)	286.6	287.3	286.8	285.6	292.1	292.1	292.3	292.1	292.1
Notes:
(1) Adjusted operating margin is a non-GAAP financial measure used by AllianceBernstein L.P. (“AB”) management in evaluating AB’s financial performance on a standalone basis and to compare its performance, as reported by AB in its public filings. It is not comparable to any other non-GAAP financial measure used herein.

2Q 2025 Financial Supplement - Updated for Resegmentation	15

Asset Management - AB Select Adjusted Financials and Ratios

	For the Year Ended	For the Three Months Ended				For the Year Ended	For the Three Months Ended		For the Six Months Ended
(in millions USD, unless otherwise indicated)	12/31/2023	3/31/2024	6/30/2024	9/30/2024	12/31/2024	12/31/2024	3/31/2025	6/30/2025	6/30/2025

AB revenues
Base fees	$2,717	$723	$742	$785	$798	$3,048	$782	$772	$1,554
Performance fees
Private markets (1)	101	20	25	24	67	136	20	22	42
Public markets	25	7	17	2	66	92	19	8	27
Bernstein Research Services	386	96	—	—	—	96	—	—	—
Investment gains (losses)	1	3	4	—	6	13	(11)	8	(3)
Dividend & interest revenue	184	42	41	36	34	153	32	31	63
Other revenues	66	17	19	19	20	75	14	19	33
Total AB revenues	3,480	908	848	866	991	3,613	856	860	1,716
Less: broker-dealer related interest expense	108	24	22	21	18	85	18	16	34
AB adjusted net revenues	3,372	884	826	845	973	3,528	838	844	1,682

AB expenses
Compensation and fringes	1,654	433	404	406	447	1,690	406	409	815
Other employment costs	35	9	9	8	10	36	8	10	18
Total AB compensation and benefits	1,689	442	413	414	457	1,726	414	419	833
Promotion and servicing	181	46	33	30	40	149	30	34	64
General and administrative	551	128	126	137	122	513	111	118	229
Total AB adjusted operating expenses	2,421	616	572	581	619	2,388	555	571	1,126
		—
AB adjusted operating income, before income taxes	951	268	254	264	354	1,140	283	273	556
Interest on borrowings	13	17	12	8	6	43	7	9	16
Other (2)	52	3	4	3	3	13	3	1	4
Operating earnings (loss), before income taxes	886	248	238	253	345	1,084	273	263	536
Income taxes	(126)	(44)	(42)	(42)	(50)	(178)	(41)	(48)	(89)
Operating earnings (loss), before noncontrolling interest	760	204	196	211	295	906	232	215	447
Less: Operating (earnings) loss attributable to the noncontrolling interest	(349)	(98)	(95)	(100)	(134)	(427)	(106)	(84)	(190)
Operating earnings (loss)	$411	$106	$101	$111	$161	$479	$126	$131	$257

Adjusted operating margin (3)	28.2%	30.3%	30.8%	31.3%	36.4%	32.3%	33.7%	32.3%	33.0%
Compensation ratio	49.1%	49.0%	48.9%	48.0%	45.9%	47.9%	48.4%	48.5%	48.5%

Notes:
(1) Private Market strategies eligible for performance fees include: AB-Private Credit Investors (“AB-PCI”), US and EU Commercial Real Estate Debt, and AB CarVal.
(2) Includes amortization expense of intangible assets associated with EQH purchase of AB and equity income/loss associated with certain AB equity method investments.
(3) Adjusted operating margin is a non-GAAP financial measure used by AllianceBernstein L.P. (“AB”) management in evaluating AB’s financial performance on a standalone basis and to compare its performance, as reported by AB in its public filings. It is not comparable to any other non-GAAP financial measure used herein.

2Q 2025 Financial Supplement - Updated for Resegmentation	16

Asset Management - Select Operating Metrics

	For the Three Months Ended or As of
(in billions USD, unless otherwise indicated)	12/31/2023	3/31/2024	6/30/2024	9/30/2024	12/31/2024	3/31/2025	6/30/2025

AUM Roll-forward
Balance as of beginning of period	$669.0	$725.2	$758.7	$769.5	$805.9	$792.2	$784.5
Sales/new accounts	28.3	32.6	31.9	35.5	33.6	36.1	27.9
Redemptions/terminations	(24.1)	(25.2)	(25.7)	(26.4)	(29.2)	(29.7)	(30.7)
Cash flow/unreinvested dividends	(6.0)	(6.9)	(5.3)	(8.0)	(9.2)	(4.0)	(3.9)
Net long-term (outflows) inflows	(1.8)	0.5	0.9	1.1	(4.8)	2.4	(6.7)
Adjustment (1)	—	—	—	—	0.7	—	—
Market appreciation (depreciation)	58.0	33.0	9.9	35.3	(9.6)	(10.1)	51.3
Net change	56.2	33.5	10.8	36.4	(13.7)	(7.7)	44.6
Balance as of end of period	$725.2	$758.7	$769.5	$805.9	$792.2	$784.5	$829.1

Ending Assets by distribution channel
Institutions	$317.1	$322.5	$322.7	$335.2	$321.4	$324.1	$340.0
Retail	286.8	308.0	316.4	334.5	334.3	324.1	344.7
Private Wealth	121.3	128.2	130.4	136.2	136.5	136.3	144.4
Total	$725.2	$758.7	$769.5	$805.9	$792.2	$784.5	$829.1

Ending Assets by investment service
Equity
Actively Managed	$247.5	$264.1	$264.4	$271.3	$263.4	$249.0	$273.4
Passively Managed (2)	62.1	64.7	65.8	68.9	68.3	65.8	70.8
Total Equity	$309.6	$328.8	$330.2	$340.2	$331.7	$314.8	$344.2
Fixed Income
Actively Managed	$269.7	$276.1	$282.2	$287.4	$285.5	$290.0	$294.0
Passively Managed (2)	11.4	11.2	11.0	11.4	10.3	10.1	10.2
Total Fixed Income	281.1	287.3	293.2	298.8	295.8	300.1	304.2
Total Alternatives/Multi-Asset Solutions (3)	134.5	142.6	146.1	166.9	164.7	169.6	180.7
Total	$725.2	$758.7	$769.5	$805.9	$792.2	$784.5	$829.1

Notes:

(1) This adjustment is due to a change in fee policy related to certain fixed income assets effective October 1, 2024.
(2) Includes index and enhanced index services.
(3) Includes certain multi-asset solutions and services not included in equity or fixed income services.

2Q 2025 Financial Supplement - Updated for Resegmentation	17

Asset Management - Net Flows

	For the Year Ended	For the Three Months Ended				For the Year Ended	For the Three Months Ended		For the Six Months Ended
(in billions USD, unless otherwise indicated)	12/31/2023	3/31/2024	6/30/2024	9/30/2024	12/31/2024	12/31/2024	3/31/2025	6/30/2025	6/30/2025
Net Flows by Distribution Channel
Institutions
US	$1.3	$(1.5)	$1.9	$1.7	$(0.2)	$2.1	$2.7	$2.8	$5.5
Global and Non-US	(13.1)	(2.7)	(3.7)	(6.1)	(6.0)	(18.6)	(2.0)	(4.3)	(6.3)
Total Institutions	$(11.8)	$(4.2)	$(1.8)	$(4.4)	$(6.2)	$(16.5)	$0.7	$(1.5)	$(0.8)
Retail
US	$2.8	$1.9	$2.7	$4.0	$4.3	$12.7	$3.0	$(1.6)	$1.4
Global and Non-US	0.9	2.3	0.1	1.4	(3.2)	0.7	(2.1)	(3.2)	(5.3)
Total Retail	$3.7	$4.2	$2.8	$5.4	$1.1	$13.4	$0.9	$(4.8)	$(3.9)
Private Wealth
US	$2.3	$0.7	$0.2	$0.2	$0.5	$1.7	$1.6	$0.1	$1.7
Global and Non-US	(1.2)	(0.2)	(0.3)	(0.1)	(0.2)	(0.8)	(0.8)	(0.5)	(1.3)
Total Private Wealth	$1.1	$0.5	$(0.1)	$0.1	$0.3	$0.9	$0.8	$(0.4)	$0.4
Total Net Flows by Distribution Channel	$(7.0)	$0.5	$0.9	$1.1	$(4.8)	$(2.2)	$2.4	$(6.7)	$(4.3)
Net Flows by Investment Service
Equity Active
US	$(6.2)	$(1.5)	$(1.5)	$(0.3)	$(4.1)	$(7.3)	$(0.3)	$(3.3)	$(3.6)
Global and Non-US	(9.3)	(4.7)	(4.6)	(4.2)	(3.3)	(16.8)	(2.2)	(2.7)	(4.9)
Total Equity Active	$(15.5)	$(6.2)	$(6.1)	$(4.5)	$(7.4)	$(24.1)	$(2.5)	$(6.0)	$(8.5)
Equity Passive (1)
US	$(3.7)	$(3.2)	$(0.6)	$(0.7)	$(1.1)	$(5.6)	$(0.1)	$—	$(0.1)
Global and Non-US	(0.3)	(0.1)	(0.1)	(0.4)	(0.3)	(1.0)	0.3	(1.9)	(1.6)
Total Equity Passive (1)	$(4.0)	$(3.3)	$(0.7)	$(1.1)	$(1.4)	$(6.6)	$0.2	$(1.9)	$(1.7)
Fixed Income - Taxable
US	$8.7	$1.3	$4.6	$1.5	$3.2	$10.6	$2.2	$2.0	$4.2
Global and Non-US	(2.1)	3.3	(0.2)	1.2	(3.9)	0.4	(3.6)	(3.5)	(7.1)
Total Fixed Income - Taxable	$6.6	$4.6	$4.4	$2.7	$(0.7)	$11.0	$(1.4)	$(1.5)	$(2.9)
Fixed Income - Tax-Exempt
US	$5.7	$2.9	$1.9	$3.3	$5.5	$13.6	$2.4	$1.2	$3.6
Global and Non-US	—	—	—	—	—	—	—	—	—
Total Fixed Income - Tax-Exempt	$5.7	$2.9	$1.9	$3.3	$5.5	$13.6	$2.4	$1.2	$3.6
Fixed Income - Passive (1)
US	$1.5	$—	$(0.1)	$(0.2)	$(0.1)	$(0.5)	$(0.4)	$(0.1)	$(0.5)
Global and Non-US	—	(0.1)	0.1	(0.1)	(0.5)	(0.5)	(0.1)	—	(0.1)
Total Fixed Income - Passive (1)	$1.5	$(0.1)	$—	$(0.3)	$(0.6)	$(1.0)	$(0.5)	$(0.1)	$(0.6)
Alternatives/Multi-Asset Solutions (2)
US	$0.4	$1.6	$0.5	$2.3	$1.2	$5.7	$3.5	$1.5	$5.0
Global and Non-US	(1.7)	1.0	0.9	(1.3)	(1.4)	(0.8)	0.7	0.1	0.8
Total Alternatives/Multi-Asset Solutions (2)	$(1.3)	$2.6	$1.4	$1.0	$(0.2)	$4.9	$4.2	$1.6	$5.8
Total Net Flows by Investment Service	$(7.0)	$0.5	$0.9	$1.1	$(4.8)	$(2.2)	$2.4	$(6.7)	$(4.3)
Active vs. Passive Net Flows
Actively Managed
Equity	$(15.5)	$(6.2)	$(6.1)	$(4.5)	$(7.4)	$(24.1)	$(2.5)	$(6.0)	$(8.5)
Fixed Income	12.3	7.5	6.3	6.0	4.8	24.6	1.0	(0.4)	0.6
Alternatives/Multi-Asset Solutions (2)	(2.0)	2.4	1.1	0.7	(0.4)	3.8	4.2	1.6	5.8
Total	$(5.2)	$3.7	$1.3	$2.2	$(3.0)	$4.3	$2.7	$(4.8)	$(2.1)
Passively Managed (1)
Equity	$(4.0)	$(3.3)	$(0.7)	$(1.2)	$(1.4)	$(6.6)	$0.2	$(1.9)	$(1.7)
Fixed Income	1.5	(0.1)	—	(0.3)	(0.6)	(1.0)	(0.5)	(0.1)	(0.6)
Alternatives/Multi-Asset Solutions (2)	0.7	0.2	0.3	0.4	0.2	1.1	—	0.1	0.1
Total	$(1.8)	$(3.2)	$(0.4)	$(1.1)	$(1.8)	$(6.5)	$(0.3)	$(1.9)	$(2.2)
Total Active vs Passive Net Flows	$(7.0)	$0.5	$0.9	$1.1	$(4.8)	$(2.2)	$2.4	$(6.7)	$(4.3)
Notes:

(1) Includes index and enhanced index services.
(2) Includes certain multi-asset solutions and services not included in equity or fixed income services.

2Q 2025 Financial Supplement - Updated for Resegmentation	18

Wealth Management - Operating Earnings (Loss) and Summary Metrics

	For the Year Ended or As of	For the Three Months Ended or As of				For the Year Ended or As of	For the Three Months Ended or As of		For the Six Months Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2023	3/31/2024	6/30/2024	9/30/2024	12/31/2024	12/31/2024	3/31/2025	6/30/2025	6/30/2025

Revenues
Net investment income (loss)	$13	$4	$4	$4	$5	$17	$3	$2	$5
Investment management, service fees and other income	1,535	418	437	445	474	1,774	459	467	926
Segment revenues	1,548	422	441	449	479	1,791	462	469	931
Benefits and other deductions
Commissions and distribution-related payments	968	260	282	281	310	1,133	293	296	589
Compensation and benefits, interest expense and financing fees and other operating costs and expense	371	105	98	103	110	416	109	105	214
Segment benefits and other deductions	1,339	365	380	384	420	1,549	402	401	803

Operating earnings (loss), before income taxes	209	57	61	65	59	242	60	68	128
Income taxes	(51)	(15)	(17)	(16)	(12)	(60)	(15)	(18)	(33)
Operating earnings (loss), before noncontrolling interest	158	42	44	49	47	182	45	50	95
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—	—	—	—
Operating earnings (loss)	$158	$42	$44	$49	$47	$182	$45	$50	$95

Summary Metrics

Pre-tax operating margin	13.5%	13.5%	13.8%	14.5%	12.3%	13.5%	13.0%	14.5%	13.7%

Advisory net new assets	$3,698	$(39)	$1,602	$2,064	$1,139	$4,766	$1,981	$2,027	$4,008

Total AUA	$88,163	$92,472	$94,786	$101,487	$101,695	$101,695	$102,057	$110,265	$110,265

Revenue by Activity Type

Investment management, service fees and other income:
Investment management and advisory fees	$541	$150	$160	$167	$179	$656	$181	$184	$365
Distribution fees	931	253	260	262	281	1,056	263	268	531
Interest income	49	13	12	12	11	48	11	10	21
Service and other income	14	2	5	4	3	14	4	5	9
Total Investment management, service fees and other income	$1,535	$418	$437	$445	$474	$1,774	$459	$467	$926

2Q 2025 Financial Supplement - Updated for Resegmentation	19

Wealth Management - Select Operating Metrics

	For the Year Ended or As of	For the Three Months Ended or As of				For the Year Ended or As of	For the Three Months Ended or As of		For the Six Months Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2023	3/31/2024	6/30/2024	9/30/2024	12/31/2024	12/31/2024	3/31/2025	6/30/2025	6/30/2025

AUA Roll-forward
Advisory assets :
Beginning assets	$45,344	$54,978	$57,923	$60,134	$65,267	$54,978	$65,839	$66,795	$65,839
Net new assets	3,698	(39)	1,602	2,064	1,139	4,766	1,981	2,027	4,008
Market appreciation (depreciation) and other	5,936	2,984	609	3,069	(567)	6,095	(1,025)	4,471	3,446
Advisory ending assets	$54,978	$57,923	$60,134	$65,267	$65,839	$65,839	$66,795	$73,293	$73,293

Brokerage and direct assets	$33,185	$34,549	$34,652	$36,220	$35,856	$35,856	$35,263	$36,972	$36,972

Total Wealth Management assets	$88,163	$92,472	$94,786	$101,487	$101,695	$101,695	$102,057	$110,265	$110,265

Cash balances	$2,953	$2,804	$2,695	$2,767	$3,083	$3,083	$2,985	$3,004	$3,004

Advisors
Advisors	4,406	4,320	4,358	4,396	4,587	4,587	4,502	4,476	4,476
Revenue per advisor TTM (in thousands USD)	$370	$379	$385	$393	$406	$406	$410	$414	$414

2Q 2025 Financial Supplement - Updated for Resegmentation	20

Corporate and Other - Operating Earnings (Loss) and Summary Metrics

	For the Year Ended	For the Three Months Ended				For the Year Ended	For the Three Months Ended		For the Six Months Ended
(in millions USD, unless otherwise indicated)	12/31/2023	3/31/2024	6/30/2024	9/30/2024	12/31/2024	12/31/2024	3/31/2025	6/30/2025	6/30/2025

Revenues
Policy charges, fee income and premiums	$2,416	$618	$611	$633	$626	$2,488	$634	$599	$1,233
Net investment income (loss)	1,163	301	263	248	261	1,073	231	277	508
Net derivative gains (losses)	(33)	(8)	(3)	(6)	—	(17)	9	(12)	(3)
Investment management, service fees and other income	552	149	146	145	151	591	139	116	255
Segment revenues	4,098	1,060	1,017	1,020	1,038	4,135	1,013	980	1,993

Benefits and other deductions
Policyholders’ benefits	2,461	600	589	580	603	2,372	667	711	1,378
Remeasurement of liability for future policy benefits	23	8	(8)	(2)	(2)	(4)	(1)	(13)	(14)
Interest credited to policyholders’ account balances	572	153	144	150	127	574	133	173	306
Commissions and distribution-related payments	347	83	89	88	92	352	83	72	155
Amortization of deferred policy acquisition costs	194	48	50	49	51	198	49	50	99
Compensation and benefits, interest expense and financing fees and other operating costs and expense	820	224	210	195	260	889	228	210	438
Segment benefits and other deductions	4,417	1,116	1,074	1,060	1,131	4,381	1,159	1,203	2,362

Operating earnings (loss), before income taxes	(319)	(56)	(57)	(40)	(93)	(246)	(146)	(223)	(369)
Income taxes	56	13	8	4	14	39	22	44	66
Operating earnings (loss), before noncontrolling interest	(263)	(43)	(49)	(36)	(79)	(207)	(124)	(179)	(303)
Less: Operating (earnings) loss attributable to the noncontrolling interest	(21)	(10)	(11)	(23)	3	(41)	(3)	(1)	(4)
Operating earnings (loss)	$(284)	$(53)	$(60)	$(59)	$(76)	$(248)	$(127)	$(180)	$(307)

Additional Detail

Net investment income (loss):
Investment income, excluding alternatives	$1,144	$282	$250	$222	$249	$1,003	$215	$249	$464
Alternative investment income	19	19	13	26	12	70	16	28	44
Total Net investment income (loss)	$1,163	$301	$263	$248	$261	$1,073	$231	$277	$508

2Q 2025 Financial Supplement - Updated for Resegmentation	21

Corporate and Other - Select Operating Metrics

	For the Year Ended or As of	For the Three Months Ended or As of				For the Year Ended or As of	For the Three Months Ended or As of		For the Six Months Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2023	3/31/2024	6/30/2024	9/30/2024	12/31/2024	12/31/2024	3/31/2025	6/30/2025	6/30/2025

Individual Life (Net of Reinsurance)
First Year Premiums and Deposits:
Variable Universal Life	$339	$80	$86	$90	$112	$368	$90	$99	$189
Other	24	6	5	6	5	22	5	4	9
Total First Year Premiums and Deposits	$363	$86	$91	$96	$117	$390	$95	$103	$198

Renewal Premiums and Deposits:
Universal Life/ Indexed Universal Life	$991	$240	$230	$242	$214	$925	$224	$206	$430
Variable Universal Life	989	251	259	249	279	1,038	272	262	534
Other	357	90	84	84	85	344	85	79	164
Total Renewal Premiums and Deposits	$2,337	$581	$573	$575	$578	$2,307	$581	$547	$1,128

Total Premiums and Deposits	$2,700	$667	$664	$671	$695	$2,697	$676	$650	$1,326

Individual Life Benefit Ratio	90.5%	87.3%	85.6%	81.8%	86.4%	85.3%	105.3%	113.5%	109.4%

Individual Life In-force Face Amount (in billions USD)	$354.3	$355.9	$355.1	$354.4	$354.1	$354.1	$353.0	$352.1	$352.1

Employee Benefits
First Year Premiums and Deposits	$104	$28	$29	$32	$31	$120	$35	$31	$66
Renewal Premiums and Deposits	268	75	80	81	84	320	85	86	171
Total Premiums and Deposits	$372	$103	$109	$113	$115	$440	$120	$117	$237

Legacy Annuity
Net flows	$(2,298)	$(658)	$(667)	$(712)	$(787)	$(2,824)	$(719)	$(580)	$(1,299)
Account value - balance, end of period	$21,840	$22,514	$21,903	$22,254	$21,358	$21,358	$19,912	$20,490	$20,490

Net Amount at Risk (NAR)
Total GMIB NAR	$2,822	$2,502	$2,462	$2,692	$2,390	$2,390	$2,706	$2,489	$2,489
Total GMDB NAR	$9,465	$8,982	$8,984	$8,472	$8,602	$8,602	$9,034	$8,411	$8,411
MRB Reserves (Net of Reinsurance)	$3,998	$3,368	$3,429	$3,416	$3,136	$3,136	$3,532	$3,271	$3,271

2Q 2025 Financial Supplement - Updated for Resegmentation	22

Investments

2Q 2025 Financial Supplement - Updated for Resegmentation	23

Consolidated Investment Portfolio Composition

	Balances as of
(in millions USD, unless otherwise indicated)	December 31, 2024		June 30, 2025
	Amount (1)	% of Total	Amount (1)	% of Total
Composition of investment portfolio
Fixed maturities, available-for-sale, at fair value	$76,641	62.1%	$80,094	58.6%
Fixed maturities, at fair value using the fair value option	2,053	1.7%	2,428	1.8%
Mortgage loans on real estate	20,072	16.3%	21,536	15.7%
Policy loans	4,330	3.5%	4,355	3.2%
Other equity investments	3,719	3.0%	3,789	2.8%
Other invested assets	8,537	6.9%	8,301	6.1%
Subtotal investment assets	115,352	93.5%	120,503	88.2%
Trading securities	1,089	0.9%	1,295	0.9%
Total investments	116,441	94.4%	121,798	89.1%
Cash and cash equivalents	6,964	5.6%	14,957	10.9%
Total	$123,405	100.0%	$136,755	100.0%

General Account AFS Fixed maturities by industry (Based on amortized cost)
Corporate securities:
Finance	$16,080	19.1%	$15,524	17.9%
Manufacturing	12,499	14.8%	11,894	13.7%
Utilities	8,476	10.1%	8,423	9.7%
Services	8,899	10.6%	7,876	9.1%
Energy	2,546	3.0%	2,635	3.0%
Retail and wholesale	2,979	3.5%	3,771	4.4%
Transportation	1,559	1.9%	2,569	3.0%
Other	1,665	2.0%	415	0.5%
Total corporate securities	54,703	65.0%	53,107	61.3%
U.S. government and agency	5,801	6.9%	5,983	6.9%
Residential mortgage-backed (2)	4,520	5.4%	5,506	6.4%
Preferred stock	56	0.1%	54	0.1%
State & political	472	0.6%	423	0.5%
Foreign governments	689	0.8%	690	0.8%
Commercial mortgage-backed	4,301	5.1%	4,839	5.6%
Asset-backed securities	13,660	16.2%	15,907	18.4%
Total	$84,202	100.0%	$86,509	100.0%

General Account AFS Fixed maturities credit quality (3) (Based on amortized cost)
Aaa, Aa, A (NAIC Designation 1)	$56,266	66.8%	$58,605	67.7%
Baa (NAIC Designation 2)	26,255	31.2%	26,271	30.4%
Investment grade	82,521	98.0%	84,876	98.1%
Below investment grade (NAIC Designation 3 and 4)	1,681	2.0%	1,633	1.9%
Total	$84,202	100.0%	$86,509	100.0%

Notes:

(1) Investment data has been classified based on standard industry categorizations for domestic public holdings and similar classifications by industry for all other holdings.
(2) Includes publicly traded agency pass-through securities and collateralized obligations.
(3) Credit quality based on NAIC rating.

2Q 2025 Financial Supplement - Updated for Resegmentation	24

Consolidated Results of General Account Investment Portfolio

	For the Six Months Ended or As of				Years Ended or As of
(in millions USD, unless otherwise indicated)	June 30, 2024		June 30, 2025		December 31, 2024
	Yield	Amount (2)	Yield	Amount (2)	Yield	Amount (2)
Fixed Maturities:
Income (loss)	4.36%	$1,648	4.37%	$1,859	4.39%	$3,447
Ending assets		79,124		86,509		84,202
Mortgages:
Income (loss)	5.10%	473	4.99%	516	5.14%	973
Ending assets		18,802		21,536		20,072
Other Equity Investments (1):
Income (loss)	6.23%	110	5.75%	101	5.75%	203
Ending assets		3,598		3,571		3,495
Trading Securities:
Income	0.73%	2	9.47%	29	5.07%	16
Ending assets		495		723		527
Policy Loans:
Income	5.23%	110	4.93%	107	5.31%	225
Ending assets		4,247		4,355		4,330
Cash and Short-term Investments:
Income (loss)	4.78%	146	4.26%	126	4.89%	266
Ending assets		5,817		12,239		3,259
Total Net Investment Income:
Investment income	4.59%	2,489	4.56%	2,738	4.63%	5,130
Less: investment fees (4)	(0.16)%	(88)	(0.16)%	(97)	(0.16)%	(180)
Investment income, net	4.43%	$2,401	4.40%	$2,641	4.46%	$4,950
General Account Ending Net Assets		$112,083		$128,933		$115,885
Operating Earnings adjustments:
AB and other non-General Account investment income (loss)		(35)		(19)		85
Operating Net investment income (loss)		$2,366		$2,622		$4,865
Notes:

(1) Includes, as of June 30, 2024, June 30, 2025 and December 31, 2024, $371 million, $364 million and $431 million of other invested assets. Amounts for certain consolidated VIE investments are shown net of associated non-controlling interest.
(2) Amount for fixed maturities and mortgages represents original cost, reduced by repayments, write-downs, adjusted amortization of premiums, accretion of discount and allowances. Cost for equity securities represents original cost reduced by write-downs; cost for other limited partnership interests represents original cost adjusted for equity in earnings and reduced by distributions.

2Q 2025 Financial Supplement - Updated for Resegmentation	25

Additional Information

2Q 2025 Financial Supplement - Updated for Resegmentation	26

Deferred Policy Acquisition Costs Rollforward

	For the Year Ended or As of	For the Three Months Ended or As of				For the Year Ended or As of	For the Three Months Ended or As of		For the Six Months Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2023	3/31/2024	6/30/2024	9/30/2024	12/31/2024	12/31/2024	3/31/2025	6/30/2025	6/30/2025

TOTAL
Beginning balance	$6,369	$6,705	$6,804	$6,924	$7,031	$6,705	$7,170	$7,262	$7,170
Capitalization of commissions, sales and issue expenses	976	270	291	291	324	1,176	282	292	574
Amortization	(640)	(171)	(171)	(184)	(185)	(711)	(190)	(193)	(383)
Ending balance	$6,705	$6,804	$6,924	$7,031	$7,170	$7,170	$7,262	$7,361	$7,361

Retirement
Beginning balance	$4,019	$4,333	$4,429	$4,542	$4,649	$4,333	$4,780	$4,872	$4,780
Capitalization of commissions, sales and issue expenses	760	220	233	240	267	960	231	243	474
Amortization	(446)	(124)	(120)	(133)	(136)	(513)	(139)	(143)	(282)
Ending balance	$4,333	$4,429	$4,542	$4,649	$4,780	$4,780	$4,872	$4,972	$4,972

Corporate and Other
Beginning balance	$2,350	$2,372	$2,375	$2,382	$2,382	$2,372	$2,390	$2,390	$2,390
Capitalization of commissions, sales and issue expenses	216	50	58	51	57	216	51	49	100
Amortization	(194)	(47)	(51)	(51)	(49)	(198)	(51)	(50)	(101)
Ending balance	$2,372	$2,375	$2,382	$2,382	$2,390	$2,390	$2,390	$2,389	$2,389

2Q 2025 Financial Supplement - Updated for Resegmentation	27

Use of Non-GAAP Financial Measures

In addition to our results presented in accordance with U.S. GAAP, we report Non-GAAP Operating Earnings, and Non-GAAP operating common EPS, each of which is a measure that is not determined in accordance with U.S. GAAP. Management principally uses these Non-GAAP financial measures in evaluating performance because they present a clearer picture of our operating performance and they allow management to allocate resources. Similarly, management believes that the use of these Non-GAAP financial measures, together with relevant U.S. GAAP measures, provide investors with a better understanding of our results of operations and the underlying profitability drivers and trends of our business. These Non-GAAP financial measures are intended to remove from our results of operations the impact of market changes (where there is a mismatch in the valuation of assets and liabilities) as well as certain other expenses which are not part of our underlying profitability drivers or likely to re-occur in the foreseeable future, as such items fluctuate from period-to-period in a manner inconsistent with these drivers. These measures should be considered supplementary to our results that are presented in accordance with U.S. GAAP and should not be viewed as a substitute for the U.S. GAAP measures. Other companies may use similarly titled Non-GAAP financial measures that are calculated differently from the way we calculate such measures. Consequently, our Non-GAAP financial measures may not be comparable to similar measures used by other companies.
We also discuss certain operating measures, including AUM, AUA, AV, policy reserves and certain other operating measures, which management believes provide useful information about our businesses and the operational factors underlying our financial performance.
Non-GAAP Operating Earnings
Non-GAAP Operating Earnings is an after-tax Non-GAAP financial measure used to evaluate our financial performance on a consolidated basis that is determined by making certain adjustments to our consolidated after-tax net income attributable to Holdings. The most significant of such adjustments relates to our derivative positions, which protect economic value and statutory capital, and the variable annuity product MRBs. This is a large source of volatility in net income.
Non-GAAP Operating Earnings equals our consolidated after-tax net income attributable to Holdings adjusted to eliminate the impact of the following items:
• Items related to variable annuity product features, which include: (i) changes in the fair value of MRB and purchased MRB, including the related attributed fees and claims, offset by derivatives and other securities used to hedge the MRB which result in residual net income volatility as the change in fair value of certain securities is reflected in OCI and due to our statutory capital hedge program; and (ii) market adjustments to deposit asset or liability accounts arising from reinsurance agreements which do not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk;
• Investment (gains) losses, which includes credit loss impairments of securities/investments, sales or disposals of securities/investments, realized capital gains/losses and valuation allowances;
• Net actuarial (gains) losses, which includes actuarial gains and losses as a result of differences between actual and expected experience on pension plan assets or projected benefit obligation during a given period related to pension, other postretirement benefit obligations, and the one-time impact of the settlement of the defined benefit obligation;
• Other adjustments, which primarily include restructuring costs related to severance and separation, lease write-offs related to non-recurring restructuring activities, net derivative gains (losses) on certain Non-GMxB derivatives, net investment income from certain items including consolidated VIE investments, seed capital mark-to-market adjustments, unrealized gain/losses and realized capital gains/losses from sales or disposals of select securities, certain legal accruals; a bespoke deal to repurchase UL policies from one entity that had invested in numerous policies purchased in the life settlement market, which disposed of the risk of additional COI litigation by that entity related to those UL policies, impact of the annual actuarial assumption updates attributable to LFPB when the majority of the impact relates to the non-core business; and
• Income tax expense (benefit) related to the above items and non-recurring tax items, which includes the effect of uncertain tax positions for a given audit period and changes to the deferred tax valuation allowance.
Because Non-GAAP Operating Earnings excludes the foregoing items that can be distortive or unpredictable, management believes that this measure enhances the understanding of the Company’s underlying drivers of profitability and trends in our business, thereby allowing management to make decisions that will positively impact our business.
We use the prevailing corporate federal income tax rate of 21% while taking into account any non-recurring differences for events recognized differently in our financial statements and federal income tax returns as well as partnership income taxed at lower rates when reconciling Net income (loss) attributable to Holdings to Non-GAAP Operating Earnings.
Use of Non-GAAP Financial Measures

"Non-GAAP Operating ROE"
We calculate Non-GAAP Operating ROE by dividing Non-GAAP Operating Earnings for the previous twelve calendar months by consolidated average equity attributable to Holdings’ common shareholders, excluding AOCI. AOCI fluctuates period-to-period in a manner inconsistent with our underlying profitability drivers as the majority of such fluctuation is related to the market volatility of the unrealized gains and losses associated with our AFS securities. Therefore, we believe excluding AOCI is more effective for analyzing the trends of our operations.
Book Value per common share, excluding AOCI
We use the term “book value” to refer to “Total equity attributable to Holdings' common shareholders.” Book Value per common share, excluding AOCI, is our stockholder’s equity, excluding AOCI, divided by ending common shares outstanding.
Non-GAAP Operating Earnings per common share
Non-GAAP Operating Earnings per common share is calculated by dividing Non-GAAP Operating Earnings less preferred stock dividends by diluted common shares outstanding.

2Q 2025 Financial Supplement - Updated for Resegmentation	28

Reconciliation of Non-GAAP Measures (1/3)

	For the Year Ended or As of	For the Three Months Ended or As of				For the Year Ended or As of	For the Three Months Ended or As of		For the Six Months Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2023	3/31/2024	6/30/2024	9/30/2024	12/31/2024	12/31/2024	3/31/2025	6/30/2025	6/30/2025

Net income (loss) attributable to Holdings
Net income (loss) attributable to Holdings	$1,283	$92	$428	$(132)	$892	$1,280	$63	$(349)	$(286)
Adjustments related to:
Variable annuity product features (1)	593	330	81	756	(530)	637	211	934	1,145
Investment (gains) losses, net	713	39	16	46	32	133	14	71	85
Net actuarial (gains) losses related to pension and other postretirement benefit obligations	39	17	14	13	16	60	11	11	22
Other adjustments (2) (3) (4) (6)	350	91	(33)	1	34	93	205	(137)	68
Income tax expense (benefit) related to above adjustments	(356)	(100)	(16)	(172)	94	(194)	(92)	(185)	(277)
Non-recurring tax items (5)	(959)	8	5	5	(23)	(5)	9	7	16
Non-GAAP Operating Earnings	$1,663	$477	$495	$517	$515	$2,004	$421	$352	$773

Net income (loss) attributable to Holdings	$3.65	$0.27	$1.31	$(0.42)	$2.82	$3.94	$0.20	$(1.15)	$(0.94)
Less: Preferred stock dividends	0.23	0.04	0.08	0.04	0.08	0.25	0.04	0.06	0.10
Net income (loss) available to Holdings' common shareholders	3.42	0.23	1.23	(0.46)	2.74	3.69	0.16	(1.21)	(1.04)
Adjustments related to:
Variable annuity product features (1)	1.69	0.99	0.25	2.38	(1.67)	1.96	0.68	3.08	3.75
Investment (gains) losses, net	2.03	0.12	0.05	0.14	0.10	0.41	0.04	0.23	0.28
Net actuarial (gains) losses related to pension and other postretirement benefit obligations	0.11	0.05	0.04	0.04	0.05	0.19	0.04	0.04	0.07
Other adjustments (2) (3) (4) (6)	0.99	0.28	(0.11)	—	0.10	0.29	0.64	(0.45)	0.23
Income tax expense (benefit) related to above adjustments	(1.01)	(0.30)	(0.05)	(0.54)	0.30	(0.60)	(0.29)	(0.61)	(0.91)
Non-recurring tax items (5)	(2.73)	0.02	0.02	0.02	(0.07)	(0.02)	0.03	0.02	0.05
Non-GAAP Operating Earnings (loss) available to Holdings' common shareholders	$4.50	$1.39	$1.43	$1.58	$1.55	$5.92	$1.30	$1.10	$2.43

Book Value per common share
Book Value per common share	$3.22	$1.31	$0.11	$5.20	$0.19	$0.19	$2.92	$(0.26)	$(0.26)
Less: Per share impact of AOCI	(23.36)	(25.00)	(26.98)	(20.92)	(28.11)	(28.11)	(24.70)	(24.63)	(24.63)
Book value per common share (ex. AOCI)	$26.58	$26.31	$27.09	$26.12	$28.30	$28.30	$27.62	$24.37	$24.37

Notes:
(1) As a result of the novation of certain Legacy VA policies completed during the first quarter of 2025, the Company recorded a loss of $499 million in pre-tax net income and an increase of $263 million in pre-tax AOCI, for a total impact loss of $236 million for the three months ended March 31, 2025 and six months ended June 30, 2025. The impact per common share is $1.60 and $1.63 for the three months ended March 31, 2025 and six months ended June 30, 2025, respectively.
(2) Includes a loss of $165 million or $0.53 on Non-VA derivatives for the three months ended March 31, 2025 and a gain of $198 million or $0.65 and $33 million or $0.11 on Non-VA derivatives for the three and six months ended June 30, 2025, respectively. Also includes $14 million or $0.05 of expense related to a disputed billing practice of an AB third-party service provider for the three and six months ended June 30, 2025, respectively, and certain gross legal expenses related to the COI litigation of $106 million or $0.32 for the six months ended June 30, 2024.
(3) For the year ended December 31, 2024, includes $82 million of the gain on sale on AB's Bernstein Research Service attributable to Holdings. Impact per common share is $0.25 for the year ended December 31, 2024.

(4) For the year ended December 31, 2024, includes $78 million contingent payment gain recognized in connection with a fair value remeasurement of the contingent payment liability associated with AB's acquisition of CarVal in 2022. The impact per common share is $0.24 for the year ended December 31, 2024, respectively.
(5) For 2023 non-recurring tax items reflect primarily the effect of uncertain tax positions for a given audit period. Includes a decrease of the deferred tax valuation allowance of $30 million and $1.0 billion for the three months and year ended December 31, 2023, as well as $0.09 and $2.84 per common share, respectively.

(6) Includes Non-GMxB related derivative hedge losses (gains) of $(29) million and $6 million for the three months and year ended December 31, 2024, respectively, and $34 million for the year ended December 31, 2023. The impact per common share is $(0.09) and $0.02 for the three months and year ended December 31, 2024, respectively, and $0.07 for the year ended December 31, 2023.

2Q 2025 Financial Supplement - Updated for Resegmentation	29

Reconciliation of Non-GAAP Measures (2/3)

	As of and for the Twelve Months Ended
(in millions USD, unless otherwise indicated)	12/31/2023	3/31/2024	6/30/2024	9/30/2024	12/31/2024	3/31/2025	6/30/2025
Net Income to Non-GAAP Operating Earnings
Net income (loss) attributable to Holdings	$1,283	$1,203	$871	$(309)	$1,280	$1,251	$474
Adjustments related to:
Variable annuity product features	593	37	191	2,342	637	518	1,371
Investment (gains) losses	713	665	625	260	133	108	163
Net actuarial (gains) losses related to pension and other postretirement benefit obligations	39	47	52	57	60	54	51
Other adjustments	350	395	301	209	93	207	103
Income tax expense (benefit) related to above adjustments	(356)	(240)	(245)	(603)	(194)	(186)	(355)
Non-recurring tax items	(959)	(346)	26	(5)	(5)	(4)	(2)
Non-GAAP Operating Earnings	$1,663	$1,761	$1,821	$1,951	$2,004	$1,948	$1,805

Return on Equity and Non-GAAP Operating Return on Equity - Trailing twelve months
Net income (loss) attributable to Holdings	$1,283	$1,203	$871	$(309)	$1,280	$1,251	$474
Less: Preferred stock	(80)	(80)	(80)	(80)	(80)	(80)	(72)
Net income (loss) available to Holdings' common shareholders	$1,203	$1,123	$791	$(389)	$1,200	$1,171	$402
Average equity attributable to Holdings' common shareholders (ex. AOCI)	$9,161	$9,134	$9,023	$8,611	$8,586	$8,546	$8,206
Return on Equity (ex. AOCI)	13.1%	12.3%	8.8%	(4.5)%	14.0%	13.7%	4.9%

Non-GAAP Operating Earnings	$1,663	$1,761	$1,821	$1,951	$2,004	$1,948	$1,805
Less: Preferred stock	(80)	(80)	(80)	(80)	(80)	(80)	(72)
Non-GAAP Operating Earnings available to Holdings' common shareholders	$1,583	$1,681	$1,741	$1,871	$1,924	$1,868	$1,733
Average equity attributable to Holdings' common shareholders (ex. AOCI)	$9,161	$9,134	$9,023	$8,611	$8,586	$8,546	$8,206
Non-GAAP Operating Return on Equity (ex. AOCI)	17.3%	18.4%	19.3%	21.7%	22.4%	21.9%	21.1%

2Q 2025 Financial Supplement - Updated for Resegmentation	30

Reconciliation of Non-GAAP Measures (3/3)

	Balances as of
(in millions USD, unless otherwise indicated)	12/31/2023	3/31/2024	6/30/2024	9/30/2024	12/31/2024	3/31/2025	6/30/2025

Equity Reconciliation - Quarter-end Balances
Total equity attributable to Holdings' shareholders	$2,636	$1,992	$1,598	$3,201	$1,565	$2,401	$1,149
Less: Preferred Stock	1,562	1,562	1,562	1,562	1,507	1,507	1,228
Total equity attributable to Holdings' common shareholders	1,074	430	36	1,639	58	894	(79)
Less: Accumulated other comprehensive income (loss)	(7,797)	(8,191)	(8,675)	(6,601)	(8,712)	(7,567)	(7,432)
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$8,871	$8,621	$8,711	$8,240	$8,770	$8,461	$7,353

	Balances as of
(in millions USD, unless otherwise indicated)	12/31/2023	3/31/2024	6/30/2024	9/30/2024	12/31/2024	3/31/2025	6/30/2025

Equity Reconciliation - Twelve Month Rolling Average
Total equity attributable to Holdings' shareholders	$2,882	$2,442	$1,953	$2,357	$2,089	$2,191	$2,079
Less: Preferred Stock	1,562	1,562	1,562	1,562	1,548	1,535	1,451
Total equity attributable to Holdings' common shareholders	1,320	880	391	795	541	656	628
Less: Accumulated other comprehensive income (loss)	(7,841)	(8,254)	(8,632)	(7,816)	(8,045)	(7,889)	(7,578)
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$9,161	$9,134	$9,023	$8,611	$8,586	$8,545	$8,206

2Q 2025 Financial Supplement - Updated for Resegmentation	31

Glossary of Selected Financial and Product Terms

Account Value (“AV”) - AV generally equals the aggregate policy account value of our retirement and protection products. General Account AV refers to account balances in investment options that are backed by the General Account while Separate Accounts AV refers to Separate Accounts investment assets. AV is reflected net of reinsurance.
Advisory Assets - Assets invested in a variety of investments using an asset allocation model designed for the client’s objectives. The client is charged a fee based on the value of the assets in the account.
Annualized premiums - 100% of first year recurring premiums (up to target) and 10% of excess first year premiums or first year premiums from single premium products.
Assets Under Administration (“AUA”) - AUA includes non-insurance client assets that are invested in our savings and investment products or serviced by our Equitable Advisors platform. We provide administrative services for these assets and generally record the revenues received as distribution fees.
Assets Under Management (“AUM”) - AUM means investment assets that are managed by one of our subsidiaries and includes: (i) assets managed by AB; (ii) the assets in our General Account investment portfolio; and (iii) the Separate Account assets of our Retirement and Life businesses. Total AUM reflects exclusions between segments to avoid double counting.
Average Account Value (TTM) - Calculated as an average of the previous twelve calendar months total Account Value balance, net of embedded derivative instruments where applicable.
Benefit base - A notional amount (not actual cash value) used to calculate the owner’s guaranteed benefits within an annuity contract. The death benefit and living benefit within the same contract may not have the same benefit base.
Brokerage Assets - Brokerage accounts which allow clients a variety of investments, including mutual funds, exchange traded products, equities and fixed income, to be managed in one account. The client is charged for all buy and sell transactions.
Current Product Offering (Retirement) - Products sold 2011 and later.
Deferred policy acquisition costs (“DAC”) - Represents the incremental costs related directly to the successful acquisition of new and certain renewal insurance policies and annuity contracts and which have been deferred on the balance sheet as an asset.
Direct Assets - Mutual Funds purchased through and registered directly with an asset management company. No other agents, such as brokers or distributors, are involved in the transactions.
Equitable Advisors - means Equitable Advisors, LLC, a Delaware limited liability company, our retail broker/dealer for our retirement and protection businesses and a wholly-owned indirect subsidiary of Holdings.
Fixed Rate (Retirement) - Pre-2011 GMxB products.
FYP - First year premium and deposits.
GMxB - A general reference to all forms of variable annuity guaranteed benefits, including guaranteed minimum living benefits, or GMLBs (such as GMIBs, GMWBs and GMABs), and guaranteed minimum death benefits, or GMDBs (inclusive of return of premium death benefit guarantees).
Gross premiums - FYP and Renewal premium and deposits.
Guaranteed minimum death benefits (“GMDB”) - An optional benefit (available for an additional cost) that guarantees an annuitant’s beneficiaries are entitled to a minimum payment based on the benefit base, which could be greater than the underlying AV, upon the death of the annuitant.
Guaranteed minimum income benefits (“GMIB”) - An optional benefit (available for an additional cost) where an annuitant is entitled to annuitize the policy and receive a minimum payment stream based on the benefit base, which could be greater than the underlying AV.
Guaranteed minimum living benefits (“GMLB”) - A reference to all forms of guaranteed minimum living benefits, including GMIBs, GMWBs and GMABs (does not include GMDBs).
Individual Life Benefit Ratio - Policyholders’ benefits as a percent of policy charges, fee income and premium and investment management and services fees (net of reinsurance).
Invested assets - Includes fixed maturity securities, equity securities, mortgage loans, policy loans, alternative investments and short-term investments.
Liability for future policy benefits - the liability related to life insurance policies such as non-participating traditional life insurance policies (Term) and limited pay contracts (Payout, Pension).
Life Reserves - Equals the aggregate value of Policyholders’ account balances and future policy benefits for policies.
Market risk benefits - (“MRBs”) are contracts or contract features that provide protection to the contract holder from other than nominal capital market risk and expose the Company to other than nominal capital market risk. Market risk benefits include contract features that provide minimum guarantees to policyholders and include GMIB, GMDB, GMWB, GMAB, and ROP DB benefits.
Net flows - Net change in customer account balances in a period including, but not limited to, gross premiums, surrenders, withdrawals and benefits. It excludes investment performance, interest credited to customer accounts and policy charges.
Net interest margin - Net investment income (loss) plus net derivative gains (losses) less interest credited to policyholder's account balances.
Net long-term flows - Net change of assets under management in a period which includes new sales net of redemptions of mutual funds and terminations of separately managed accounts and cash flow which includes both cash invested or withdrawn by existing clients. In addition, cash flow includes fees received from certain clients. It excludes the impact of the markets.
Net new assets - Consists of total client deposits into advisory accounts less total client withdrawals from advisory accounts, plus dividends, plus interest, minus advisory fees. AUA reflects adjusted balances with no financial impact.
Premiums and deposits - Amounts a policyholder agrees to pay for an insurance policy or annuity contract that may be paid in one or a series of payments as defined by the terms of the policy or contract.
Pre-tax operating margin - Calculated as operating earnings, before income taxes, divided by revenue.
Renewal premium and deposits - Premiums and deposits after the first twelve months of the policy or contract.
Return of Premium (“ROP”) death benefit - This death benefit pays the greater of the account value at the time of a claim following the owner’s death or the total contributions to the contract (subject to adjustment for withdrawals). The charge for this benefit is usually included in the M&E fee that is deducted daily from the net assets in each variable investment option. We also refer to this death benefit as the Return of Principal death benefit.

2Q 2025 Financial Supplement - Updated for Resegmentation	32

Return on Assets - Calculated as trailing twelve months operating earnings (loss), before income taxes, divided by trailing twelve months average account value, net of embedded derivative instruments.
Return on Equity (ex. AOCI) - Calculated as trailing twelve months net income (loss) attributable to Holdings' common shareholders divided by average equity attributable to Holdings' common shareholders, excluding Accumulated Other Comprehensive Income (“AOCI”).
Revenue per advisor - Calculated as trailing twelve months revenue divided by the average number of advisors for each of the most recent four quarters.
Trailing Twelve Months ("TTM") - The twelve calendar months preceding the balance sheet date of a given reporting period.

2Q 2025 Financial Supplement - Updated for Resegmentation	33

Analyst Coverage, Ratings & Contact Information

Analyst Coverage

Firm	Analyst			Phone Number

Barclays	Alex Scott			1 (212) 526-1561
BMO	Jack Matten			1 (212) 671-8000
Deutsche Bank	Cave Montazeri			1 (212) 250-2798
Dowling & Partners	Joel Hurwitz			1 (860) 676-7312
Evercore ISI	Thomas Gallagher			1 (212) 446-9439
Jefferies	Suneet Kamath			1 (212) 778-8602
J.P. Morgan	Jimmy Bhullar			1 (212) 622-6397
Keefe, Bruyette, & Woods	Ryan Krueger			1 (860) 722-5930
Morgan Stanley	Bob Jian Huang			1 (212) 761-6136
Raymond James	Wilma Burdis			1 (727) 567-9371
Truist Securities	Mark Hughes			1 (615) 748-4422
UBS	Michael Ward			1 (917) 270-2483
Wells Fargo Securities	Elyse Greenspan			1 (212) 214-8031
Wolfe Research	Tracy Dolin-Benguigui			1 (646) 419-2560

This list is provided for informational purposes only. Equitable Holdings does not endorse the analyses, conclusions or recommendations contained in any reports issued by these or any other analysts.

Ratings

		A.M. Best	S&P	Moody’s
Last review date		Feb '25	Mar '25	May '25

Financial Strength Ratings:
Equitable Financial Life Insurance Company		A	A+	A1
Equitable Financial Life Insurance Company of America		A	A+	A1

Credit Ratings:
Equitable Holdings, Inc.		bbb+	A-	Baa1

Investor and Media Contacts

Contact Investor Relations			Contact Media Relations
Erik Bass			Laura Yagerman
IR@equitable.com			(212) 314-2010
ir.equitableholdings.com			MediaRelations@equitable.com

2Q 2025 Financial Supplement - Updated for Resegmentation	34